UBS Healthcare Conference Dan Myers President and CEO

2 Forward-Looking Statement • This presentation contains "forward-looking statements," within the meaning of the Private Securities Litigation Reform Act of 1995, regarding, among other things, the size of the global market opportunity for ILUVIEN, assumptions regarding the prevalence of diabetic macular edema in the U.S., and expectations regarding the projected therapy allocation with ILUVIEN. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual results to differ materially from those projected in its forward-looking statements. Meaningful factors which could cause actual results to differ include, but are not limited to, uncertainty as to Alimera's ability to commercialize, and market acceptance of, ILUVIEN in the U.S. and EU, as well as other factors discussed in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of Alimera's Annual Report on Form 10-K for the year ended December 31, 2014 and subsequent Quarterly Reports on Form 10-Q, which are on file with the Securities and Exchange Commission (SEC) and available on the SEC's website at www.sec.gov. In addition to the risks described above and in Alimera's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, other unknown or unpredictable factors also could affect Alimera's results. There can be no assurance that the actual results or developments anticipated by Alimera will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Alimera. Therefore, no assurance can be given that the outcomes stated in such forward-looking statements and estimates will be achieved. • All forward-looking statements contained in this presentation are expressly qualified by the cautionary statements contained or referred to herein. Alimera cautions investors not to rely too heavily on the forward-looking statements Alimera makes or that are made on its behalf. These forward-looking statements speak only as of the date of this presentation (unless another date is indicated). Alimera undertakes no obligation, and specifically declines any obligation, to publicly update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise. •

3 Investment Highlights  ILUVIEN is the only long-term, low dose sustained delivery corticosteroid approved for diabetic macular edema  ILUVIEN launched in the U.S. in Q1 2015 with national availability on February 23  ILUVIEN approved in 17 OUS countries with commercialization in the UK, Germany, and Portugal  ILUVIEN is a global brand with $2 billion worldwide market opportunity  ILUVIEN’s full global commercialization rights belong to Alimera

4 ILUVIEN Overview ILUVIEN Applicator ILUVIEN Implant • Non-bioerodible implant proven to last three years • Standard intravitreal injection with a 25- gauge needle • Addresses diabetic macular edema

5 2015 2019 575,000 646,000 DME Prevalence / Incidence in the U.S. Existing DME Patients Incidence DME is A Significant Disease Source: Third party market research. (a) KANTAR market research. (b) 40+ age estimated for 2015 • 575,000 DME patients in the U.S. with vision threatening symptoms (a,b) • Incidence and erosion (death, lost to follow-up) rates affect year-over-year growth • Additional marketing opportunity for the treatment of the patient’s second eye • Addition of EU opportunity increases existing patient population by 835,000 in 2015 116,000 136,000

# While There Are Competitors, ILUVIEN is Truly Unique

ALIMERA SCIENCES

| | Steroids | | Anti-VEGF | | |
|---|---|---|---|---|---|
| | ILUVIEN (fluocinolone acetonide intravitreal implant) 0.19mg | ALLERGAN Ozurdex | REGENERON EYLEA | NOVARTIS Genentech LUCENTIS | Genentech AVASTIN |
| DME Approved | ✓ | ✓ | ✓ | ✓ | X (Used Off-Label) |
| DME Approval Date | Sept. 2014 | June 2014 | July 2014 | Aug. 2012 | N/A |
| Therapy Duration | Up to 36 Months | ~3–5 Months | ~2–3 Months | | |
| Side Effects | Cataract Formation, IOP | | Endophthalmitis, Retinal Detachment | | |

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7 Diabetic Macular Edema Overview • Inflammatory disease associated with diabetes − Primary cause of vision loss in diabetic patients • Retinal swelling caused by leaky blood vessels in the macula • Blurring in middle of central visual field presents in early stage and typically leads to full vision loss • Prolonged inflammation may cause cumulative damage Photo courtesy of Marinel Casiano CRA and Sanford Chen MD of Orange County Retina. DME Disease Progression INFLAMMATION VEGF-MEDIATED VASCULAR PERMEABILITY

# DME Is Not Just a VEGF Disease

ALIMERA SCIENCES



Affected by corticosteroids
Affected by Anti-VEGF
Biochemical Factors
NOS
Occludin
Cytokines
Aldose reductase
DAG
ICAM-1
DME
AGE & RAGE
VEGF
HIF-1α
Stromal-derived factor-1
PKC
PEDF
Endothelin 1

AGE, advanced glycation end products; DAG, diacylglycerol; HIF, hypoxia-inducible factor; ICAM, intercellular adhesion molecule; NOS, nitric oxide synthase; PEDF, pigment epithelium-derived factor; PKC, protein kinase C; RAGE, receptor for AGE; RPE, retinal pigment epithelium; VEGF, vascular endothelial growth factor.

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# Anti VEGF treatments are standard of care but 40 – 50% of patients are refractory

ALIMERA SCIENCES

- US and European Pivotal trials for Lucentis®
  - ~40-50% of patients did not achieve 20/40 outcome[(a)]
- DRCR.net[(b)] Protocol I
  - >50% of ranibizumab-treated eyes did not achieve a 2 or more line improvement in visual acuity from baseline at 2 years.
  - >40% of ranibizumab-treated eyes did not achieve complete resolution of retinal thickening (< 250 microns) by 2 years.
- DRCR Protocol T
- Quorum Data Analysis
- Alimera Market Research

(a)Ranibizumab for Diabetic Macular Edema, Nguyen et al. *Ophthalmology*, Apr. 2012. The RESTORE Study, Mitchell et al. *Ophthalmology, 2011.*

*(b) Diabetic Retinopathy Clinical Research Network. https://clinicaltrials.gov/ct2/show/NCT01945866?term=drcr.net&rank=1*

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10 Alimera Market Research Confirms These Clinical Findings As Well Patients Achieving BCVA Levels Long Term (2 or More Years) BCVA 20/20, 15.0% BCVA 20/40, 31.6% BCVA 20/60 24.3% BCVA 20/80 16.4% BCVA 20/100 12.6% Source: ASI MR June 2014 ~55% of patients end up 20/60 or worse

11 Physicians Have Identified ILUVIEN’s Role in the DME Treatment Paradigm Current Therapy Allocation Proprietary market research by SciMedica Group 37.9% 35.5% 1.9% 5.6% 1.2% 15.4% 2.0% 1.7% Avastin Lucentis Ozurdex Triamcinolone (IVTA) Eylea Laser Photocoagulation Vitrectomy Other

12 Physicians Have Identified ILUVIEN’s Role in the DME Treatment Paradigm Projected Therapy Allocation with ILUVIEN Proprietary market research by SciMedica Group 30.3% 29.1% 2.3% 3.4% 2.5% 13.9% 1.7% 0.2% 16.6% Avastin Lucentis Ozurdex Triamcinolone (IVTA) Eylea Laser Photocoagulation Vitrectomy Other ILUVIEN

13 ILUVIEN Efficacy Months IL U V IE N Pat ie n ts W it h I m p ro v eme n t in B C V A F ro m B asel in e 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 0 3 6 9 12 15 18 21 24 27 30 33 36 ≥ 1 Letter ≥ 1 Line ≥ 2 Line ≥ 3 Line

14 No Unexpected Side Effects (a) Ophthalmology, Epub, 2014 and Campochiaro PA, et al. Ophthalmology. 2012;119:2125-2132. ILUVIEN® Ozurdex® Cataract Surgery(a) 80.0% 59.2% % on IOP Medication(a) 38.2% 41.5% IOP Surgery(a) 4.8% 0.6% IOP experience is expected to be lower based on the FDA label – No ILUVIEN patients with prior steroid therapy required IOP surgery – 58.5% of Ozurdex patients pass ILUVIEN screen for prior steroid therapy (expected to grow) Ozurdex’s cataract and IOP surgery rates were confounded by its short- term duration and physicians’ choice to abandon therapy – Placid Study demonstrates increase in IOP rates with second injection Side Effects for ILUVIEN are Typical Steroid Class Effects

15 A Significant % of the Population Tolerates Corticosteroids Kantar Health Epidemiology Review Study 2011 (a) Estimate based on average % of patients not requiring IOP medication • Majority of patients receiving an intravitreal corticosteroid do not require IOP lowering medication − FAME Study – 61.6% − Mead Study – 58.5% • 87%+ of ILUVIEN patients in the FAME Study that required topical drops for IOP were adequately managed with topical drops and did not require further intervention 575,000 CSME Patients ̴̴̴̴̴̴̴̴̴ 345,000(a) No IOP Drops Required

Commercialization Update

17 Global Commercialization Status France Spain Portugal Italy Ireland U.K. Germany Poland Belgium Denmark Netherlands Austria Marketed Approved U.S. CR

18 Global Commercial Sales Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 $758,000 $935,000 $2,100,000 $2,201,000 $2,408,000 $1,741,000 $3,938,000 European Net Pricing Ranges from $5,500 to $9,600

19 Payer Coverage is Extremely Positive 49.2 131.1 - 13.9 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Medicare Top 25 Commercial Millions of Lives Covered In Process Covered per FDA Label

20 Usage is Significant and Growing 45 86 127 171 0 20 40 60 80 100 120 140 160 180 4 week ending Feb 13 4 week ending Mar 13 4 week ending Apr 10 4 week ending May 8 Completed Benefits Investigations (Rolling 4 week)

21 Adjudication is the challenge, coverage is not • No specific J-code in 2015 • But − We are providing significant support to the practices − Over 700 physicians have signed up for the support − 98% of Benefit Investigations to date indicate patient coverage − Claims are getting paid • Team of field based reimbursement specialists and a support hub employed • First in Class Program “AccessPlus” • Reimbursement support • Patient financial assistance • Product acquisition flexibility • Extended payment terms

22 Ozurdex Eylea Lucentis Avastin Annual Labeled Injections Every 3 years 3 – 4 4 – 6 4 – 6 ~4 – 6 Cost of Injection $8,800 $1,300 $1,850 $1,170 $50 1st Year Cost(a) $8,800 $3,250 $9,250 $5,850 $250 3-Year Cost(a) $8,800 $9,750 $27,750 $17,550 $750 Strong Economics in the U.S. Competitive Landscape (a) Calculated based on the midpoint of annual labeled injections range.

23 European Commercial Infrastructure • Philip Ashman is the SVP and Managing Director in Europe with 24 years of experience • EU Medical and Sales Operations functions • Arvato Healthcare for third party logistics European Office Germany United Kingdom Portugal France Country Manager Brand Manager 1 Medical Science Liaison 6 Clinical Account Specialists 1 Market Access Country Manager Brand Manager 1 Medical Science Liaison 6 Clinical Account Specialists Country Manager 1 Medical Science Liaison 2 Clinical Account Specialists Country Manager Brand Manager 1 Medical Science Liaison

24 Issued 6,217,895, 6,548,078 & 8,252,307 Release front v. back ILUVIEN Intellectual Property Overview Data Exclusivity Marketing Exclusivity New Indication Issued European EP1276462 Issued EP Patent with Claims to Injectable Device 10156691.7 Pending EP Reduced IOP Application (if issued) 10840065.6 2030 2021 2022 2020 2023 2024 2019 Pending Application with Claims to Injectable Device (if issued) Pending Reduced IOP Application (if issued) Issued 6,375,972 & 8,574,659 ILUVIEN device and method E U R O P E U S **No regulatory exclusivity in the U.S. Issued 8,871,241 Injectable device – specific formulation 2027

25 Financial Position • March 31, 2015 cash balance of $61.3 million • Q1 2015 cash flow used in operations of $14.7 million included – − $2.7 million increase in accounts receivable associated with the extended terms provided to U.S. physicians − $2 million milestone payment related to the FDA approval of ILUVIEN in Q3 2014

26 Investment Highlights  ILUVIEN is the only long-term, low dose sustained delivery corticosteroid approved for diabetic macular edema  ILUVIEN launched in the U.S. in Q1 2015 with national availability on February 23  ILUVIEN approved in 17 OUS countries with commercialization in the UK, Germany, and Portugal  ILUVIEN is a global brand with $2 billion worldwide market opportunity  ILUVIEN’s full global commercialization rights belong to Alimera

UBS Healthcare Conference Dan Myers, Alimera President and CEO

# Experienced Leadership: 100+ Years in Ophthalmology

ALIMERA SCIENCES

| | |
|---|---|
| **C. Daniel Myers**<br>Co-Founder, President, CEO and Director | • 30 years in ophthalmology<br>• Novartis Ophthalmics (formerly CIBA Vision): Founding member, VP Sales & Marketing (1991-1997), President (1997-2003), J&J, Allergan |
| **Richard S. Eiswirth, Jr.**<br>COO and CFO | • 24 years in finance, accounting and operations<br>• Jones Soda Co., Netzee, Arthur Andersen, Color Imaging Inc., Brand Ignition Group, Black River Holdings |
| **Kenneth Green, PhD**<br>SVP and CSO | • 28 years in drug development<br>• Novartis Ophthalmics, Storz Ophthalmics, Bausch & Lomb, CIBA Vision, Lederle Laboratories |
| **David Holland**<br>Co-Founder, SVP, Sales and Marketing | • 30 years in marketing and brand management (26 in ophthalmology)<br>• Novartis Ophthalmics; CIBA Vision; Procter and Gamble |
| **Philip Ashman**<br>SVP, Managing Director, Europe | • 25 years in European pharmaceutical business unit operations, market access<br>• Bayer Schering Pharma, AstraZeneca PLC, Sanofi-Aventis France, Pfizer |

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